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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 5, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        On November 5, 2002, Tenet Healthcare Corporation, a Nevada corporation (the "Company"), issued a press release (1) announcing that the Company received a subpoena from the Federal Trade Commission seeking documents related to the merger of its two hospitals in Poplar Bluff, MO, (2) announcing that it was notified of a shareholder derivative action filed in Los Angeles and a class action shareholder lawsuit filed in San Diego, and (3) addressing rumors concerning the ability of the Company's hospitals to participate in the Medicare program. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.    Financial Statements, Pro Forma Financial Statements And Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Press release dated November 5, 2002, "Tenet Receives FTC Request in Poplar Bluff; Reports, Clarifies Other Issues

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date:    November 5, 2002

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated November 5, 2002, "Tenet Receives FTC Request in Poplar Bluff; Reports, Clarifies Other Issues

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ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.